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                                                            Exhibit 10.30

                            VSOURCE, INC.

                       STOCK OPTION AGREEMENT

RECITALS

A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary and consultants and other independent advisors in the service of the Corporation (or any Parent or Subsidiary).

B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of an option to Optionee.

C. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the attached Appendix.

     NOW, THEREFORE, it is hereby agreed as follows:

     1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

     2. Option Term. This option shall have a term of 10 years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraphs 5 or 6.

     3. Limited Transferability.

        (a) This option shall be neither transferable nor assignable by Optionee other than by will or the applicable laws of inheritance following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this option, and this option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this option may, pursuant to Paragraph 5, be exercised following Optionee's death.

        (b) If this option is designated a Non-Statutory Option in the Grant Notice, then this option may be assigned in whole or in part during Optionee's lifetime to one or more members of Optionee's family or to a trust established for the exclusive benefit of one or more such family members or to an Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion of a Non-Statutory Option may only be exercised by the person or persons who acquire a proprietary interest in such Non-Statutory Option pursuant to such assignment. The terms applicable to the assigned portion of a Non-Statutory Option shall be the same as those in effect for this option immediately prior to such assignment.

     4. Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable with respect to such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

     5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

        (a) Should Optionee cease to remain in Service for any reason (other than death, Disability or Misconduct) while holding this option, then Optionee shall have a period of three months (commencing with the date of such cessation of Service) during which to exercise this option. Upon such cessation of Service, the option shall immediately terminate and cease to be outstanding with respect to any and all option shares which are not, at the time, exercisable or otherwise vested. In no event shall this option be exercisable at any time after the Expiration Date.

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        (b) Should Optionee die while holding this option, the vesting of such option will thereupon accelerate and all of the unvested option shares subject thereto will immediately vest and become exercisable. The personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or the applicable laws of inheritance shall have the right to exercise this option. However, if Optionee has designated one or more beneficiaries of this option, then those persons shall have the exclusive right to exercise this option following Optionee's death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of a period of 12 months following the date of Optionee's death or (ii) the Expiration Date.

        (c) Should Optionee cease Service by reason of Disability while holding this option, the vesting of such option will thereupon accelerate and all of the unvested option shares subject thereto will immediately vest and become exercisable. The Optionee shall have a period of 12 months (commencing with the date of such termination of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

        Note: Exercise of this option on a date later than three months following cessation of Service due to Disability will result in loss of favorable Incentive Option treatment, unless such Disability constitutes Permanent Disability. In the event that Incentive Option treatment is not available, this option will be taxed as a Non-Statutory Option upon exercise.

        (d) Upon the expiration of the post-Service exercise periods set forth above, or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised.

        (e) Should Optionee's Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct while holding one or more outstanding options under the Plan, then all options held by such Optionee (whether or not vested) shall terminate immediately and cease to remain outstanding.

     6. Accelerated Vesting.

        (a) In the event of a Corporate Transaction in which the successor corporation or parent thereof, in the Corporate Transaction (the "Successor Corporation") does not assume this option or substitute new options therefor, notwithstanding any other provision in this Plan to the contrary, the vesting of this option will accelerate and all of the unvested Option Shares subject thereto will vest and become exercisable, prior to the consummation of such Corporate Transaction, at such times and subject to such terms and conditions as the Plan Administrator shall determine. If this option is not exercised prior to the consummation of the Corporate Transaction, it shall terminate upon such consummation in accordance with the provisions of the Plan.

        (b) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        (c) In the event of a Corporate Transaction, any or all outstanding options under the Plan may be assumed, converted or replaced by the Successor Corporation which assumption, conversion or replacement will be binding on all Optionees. In the alternative, the Successor Corporation may substitute equivalent options or provide substantially similar consideration to Optionees as was provided to stockholders of the Corporation in the Corporate Transaction (after taking into account the existing provisions of the options under the Plan). The Successor Corporation may also issue, in place of outstanding shares of Common Stock held by Optionee, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to Optionee than those which applied to such outstanding shares immediately prior to the Corporate Transaction.

     7. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock, as a class, without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the total number and/or class of securities subject to this option and
(ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

     8. Stockholder Rights. An Optionee shall have no stockholder rights with respect to the Option Shares until Optionee shall have exercised the option with respect to such shares, paid the aggregate Exercise Price therefor and become the record holder of such purchased shares.

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     9. Manner of Exercising Option.

        (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

            (i) Execute and deliver to the Corporation a Purchase Agreement for the Option Shares for which the option is exercised.

            (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                 (A) cash or check made payable to the Corporation; or

                 (B) a promissory note payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 14.

Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

                 (C) in shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                 (D) to the extent the option is exercised for vested shares of Common Stock, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

            Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Purchase Agreement delivered to the Corporation in connection with the option exercise.

            (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) has the right to exercise this option.

            (iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of federal and state securities laws.

            (v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the option exercise.

        (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

        (c) In no event may this option be exercised for any fractional shares.

     10. REPURCHASE RIGHTS. ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE PURCHASE AGREEMENT.

     11. Compliance with Laws and Regulations.

        (a) The Plan is intended to comply with Section 25102(o) of the California Corporations Code, although grants pursuant to Section 25102(f) of such Code, or any other exemption provided by such Code or

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the regulations thereunder, may be made under this Plan. The Plan is also intended to be a written compensation benefit plan within the meaning of Rule 701 promulgated under the Securities Act of 1933, as amended; however, grants pursuant to any other exemption available under such Act or other Rules promulgated thereunder may be made under the Plan. Any provision of the Plan which is inconsistent with Section 25102(o) shall, without further act or amendment by the Corporation or the Board, be reformed to comply with the requirements of Section 25102(o). An award under the Plan will not be effective unless such award is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Common Stock may then be listed or quoted, as they are in effect on the date of grant of such award and also on the date of exercise or other issuance relating thereto.

               (b) Notwithstanding any other provision in the Plan, the Corporation will have no obligation to issue or deliver certificates for shares of Common Stock issued under the Plan prior to (i) obtaining any approvals from governmental agencies that the Corporation determines are necessary or advisable, (ii) compliance with any exemption, completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Corporation determines to be necessary or advisable and (iii) obtaining approval of the Corporation's stockholders to adopt the Plan. The Corporation will be under no obligation to register the shares under federal securities laws or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Corporation will have no liability for any inability or failure to do so. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option, or the inability of the Corporation to obtain approval from its stockholders of the Plan, shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

          12. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

          13. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

          14. Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse, interest-bearing promissory note secured by those Option Shares. The payment schedule in effect for any such promissory note shall be established by the Plan Administrator in its sole discretion.

          15. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

          16. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

          17. Stockholder Approval. If Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan, as last approved by the stockholders of the Corporation, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment to the Plan sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan. Any excess Option Shares actually issued under the Plan shall be held in escrow until such stockholder approval of such an amendment is obtained.

          18. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

               (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than 12 months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

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               (b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed $100,000 in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the $100,000 limitation of this Paragraph 18(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Corporate Transaction in which this option is not to be assumed, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

               (c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          IN WITNESS WHEREOF, the parties have executed this agreement as of   ,
20 [Grant Date].

                                                 VSOURCE, INC.

                                                 By:____________________________
                                                 Title:_________________________


                                                 OPTIONEE



                                                 _______________________________
                                                 Signature

                                                 _______________________________
                                                 Printed Name

                                                 Address:_______________________
                                                 _______________________________

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                                    APPENDIX

The following terms shall have the following meanings under the Agreement:

     "Agreement" shall mean this Stock Option Agreement.

     "Board" shall mean the Corporation's Board of Directors.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Common Stock" shall mean the Corporation's common stock, par value $0.01 per share.

     "Corporate Transaction" shall mean any of the following transactions to which the Corporation is a party:

          (i) a merger or consolidation as a result of which stockholders of the Corporation immediately prior to such merger or consolidation hold less than a majority of the voting power of the surviving corporation of such merger or consolidation, or

          (ii) the sale or transfer of at least a majority of the voting power of the Corporation in a single transaction or a series of related transactions, or

          (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation as a going concern in a single transaction or series of related transactions.

     "Corporation" shall mean Vsource, Inc., a Delaware corporation, and any successor corporation thereto which shall, by appropriate action, adopt the Plan.

     "Disability" shall mean the inability of the Optionee or the Participant, in the opinion of a qualified physician acceptable to the Corporation, to perform the major duties of the Optionee's position with the Corporation because of the sickness or injury of the Optionee. Disability shall be deemed to constitute "Permanent Disability" in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of 12 months or more.

     "Employee" shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary).

     "Exercise Date" shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of this Agreement.

     "Exercise Price" shall mean the exercise price payable per Option Share as specified in the Grant Notice.

     "Expiration Date" shall mean the date on which the option expires as specified in the Grant Notice.

     "Fair Market Value" per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing sales price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing sales price for the Common Stock on the date in question, then the Fair Market Value shall be the closing sales price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing sales price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing sales price for the Common Stock on the date in question, then the Fair Market Value shall be the closing sales price on the last preceding date for which such quotation exists.

          (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

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     "Grant Date" shall mean the date of grant of the option as specified in the
 Grant Notice.

     "Grant Notice" shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

     "Incentive Option" shall mean an option which satisfies the requirements of Code Section 422.

     "Misconduct" shall mean the commission of any act of fraud, embezzlement or dishonesty by an Optionee or a Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person which has a material adverse effect on the business or affairs of the Corporation (or any Parent or Subsidiary). The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

     "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Non-Statutory Option" shall mean an option not intended to satisfy the requirements of Code Section 422.

     "Option Shares" shall mean the number of shares of Common Stock subject to the option.

     "Optionee" shall mean the person to whom the option is granted as specified in the Grant Notice.

     "Parent" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of such corporations (other than the Corporation) owns, at the time of the determination, stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "Plan" shall mean the Corporation's 2001 Stock Option/Stock Issuance Plan.

     "Plan Administrator" shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

     "Purchase Agreement" shall mean the stock purchase agreement in substantially the form of Exhibit B to the Grant Notice.

     "Service" shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant.

     "Stock Exchange" shall mean the American Stock Exchange or the New York Stock Exchange.

     "Subsidiary" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, if each of such corporations other than the last corporation in such chain owns, at the time of the determination, stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "Vesting Schedule" shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service.